EXHIBIT 10.1

Fourth Amendment
to
Fourth Amended and Restated Credit Agreement

Among
Laredo Petroleum, Inc.,
as Borrower,
Wells Fargo Bank, N.A.,
as Administrative Agent,
The Guarantors Signatory Hereto,
and
The Banks Signatory Hereto

Fourth Amendment to
Fourth Amended and Restated Credit Agreement
This Fourth Amendment to Fourth Amended and Restated Credit Agreement (this “Fourth Amendment”), dated as of October 30, 2015 (the “Fourth Amendment Effective Date”), is among Laredo Petroleum, Inc., a corporation formed under the laws of the State of Delaware (“Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with Borrower, the “Credit Parties”); each of the Banks party hereto; and Wells Fargo Bank, N.A., as administrative agent for the Banks (in such capacity, together with its successors, “Administrative Agent”).
Recitals
A.    Borrower, Administrative Agent and the Banks are parties to that certain Fourth Amended and Restated Credit Agreement dated as of December 31, 2013 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Banks have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of Borrower.
B.    The parties hereto desire to enter into this Fourth Amendment to (i) amend certain terms of the Credit Agreement as set forth herein and (ii) decrease the Borrowing Base from $1,250,000,000 to $1,150,000,000, in each case, to be effective as of the Fourth Amendment Effective Date.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed to such term in the Credit Agreement (as amended hereby). Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement.
Section 2.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Fourth Amendment Effective Date in the manner provided in this Section 2.
2.1.Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“Anti-Corruption Laws” means all laws, rules, and regulations of the United States of America applicable to Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption including, without limitation, the FCPA.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.
“Fourth Amendment Effective Date” means October 30, 2015.
“Sanctioned Country” means, at any time, a country, territory or region which is itself the subject or target of any Sanctions.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person that is owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State.
2.2.Amendment to Definition of Permitted Investment. Clause (l) of the definition of “Permitted Investment” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(l)    Investments in Medallion, so long as (i) no Default, Event of Default or Borrowing Base Deficiency exists at the time such Investment is made or results therefrom, and (ii) the amount of such Investments (regardless of whether made before, on or following the Fourth Amendment Effective Date) does not exceed $225,000,000 in the aggregate at any time; and
2.3.Deletion of Definition. The definition of “Consolidated Net Tangible Assets” contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.
2.4.Amendment to Section 7.12 of the Credit Agreement. Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
Section 7.12     Compliance with Law; Compliance with Anti-Corruption Laws and Sanctions.
(a)    Except as to Mineral Interests owned by any Credit Party and operated by operators other than any Credit Party or an Affiliate of Credit Party, the business and operations of each Credit Party have been and are being conducted in accordance with all applicable Laws, rules and regulations including, without limitation all Margin Regulations, of all tribunals and Governmental Authorities, other than Laws, rules and regulations the violation of which could not (either individually or collectively) reasonably be expected to have a Material Adverse Effect.

(b)    With respect to Mineral Interests owned by any Credit Party and operated by operators other than any Credit Party or an Affiliate of any Credit Party, to Borrower’s knowledge, the operations in respect of such Mineral Interests are being conducted in accordance with all applicable Laws, rules and regulations of all tribunals and Governmental Authorities, other than Laws, rules and regulations the violation of which could not (either individually or collectively) reasonably be expected to have a Material Adverse Effect. The appropriate Person has diligently enforced all contractual obligations of such operators in accordance with reasonable commercial practices in the industry in order to ensure compliance by such operators with all applicable Laws, rules and regulations of all tribunals and Governmental Authorities, other than Laws, rules and regulations the violation of which could not (either individually or collectively) reasonably be expected to have a Material Adverse Effect.
(c)    Borrower has implemented and maintains in effect policies and procedures which are designed to achieve compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents (acting in their respective capacities as such) with Anti-Corruption Laws and applicable Sanctions. Borrower and each of its Subsidiaries is in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) Borrower or any Subsidiary or (b) to the knowledge of Borrower, any of their respective directors, officers, employees or agents is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions.
2.5.Amendment to Section 8.2 of the Credit Agreement. Section 8.2 of the Credit Agreement is hereby amended by adding the following sentence at the end of such Section:
The Borrower will not, and will not permit any Credit Party to (a) at any time maintain its jurisdiction of organization in any jurisdiction outside of the United States of America or (b) acquire or make any other expenditure (whether such expenditure is capital, operating or otherwise) in or related to, any Mineral Interests not located within the geographical boundaries of the United States.
2.6.Amendment to Section 8.7 of the Credit Agreement. Section 8.7 of the Credit Agreement is hereby amended by (a) labeling the existing provisions of Section 8.7 clause “(a)” and (b) inserting a new clause “(b)” at the end of Section 8.7, which new clause (b) shall read in full as follows:
(b)    Borrower will maintain in effect and enforce policies and procedures which are reasonably expected to achieve compliance by Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.
2.7.Amendment to Section 9.6 of the Credit Agreement. Section 9.6 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 9.6    Use of Proceeds. Borrower will not request any Borrowing or Letter of Credit, and Borrower shall not use, and shall procure that is Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of Borrowings for any purpose other than to finance the acquisition, exploration, and development of Mineral Interests, for working capital and general corporate purposes, and to pay fees and expenses incurred in connection with the Closing Transactions. None of the proceeds of the Loans or any Letter of Credit issued hereunder will be used, directly or indirectly, (a) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, (b) in violation of applicable Law or regulation (including the Margin Regulations), (c) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (d) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Person known by Borrower to be a Sanctioned Person, or in any Sanctioned Country, or (e) in any manner that would result in the violation of any Sanctions applicable to any party hereto. Letters of Credit will be issued hereunder only for the purpose of securing bids, tenders, bonds, contracts and other obligations entered into in the ordinary course of Borrower’s business and to secure obligations of Borrower and its Subsidiaries under Oil and Gas Hedge Transactions; provided that, the aggregate Letter of Credit Exposure of all Banks under all Hedge Transaction Letters of Credit shall not exceed $10,000,000 at any time. Without limiting the foregoing, with the exception of Hedge Transaction Letters of Credit permitted pursuant to the preceding sentence, no Letters of Credit will be issued hereunder for the purpose of or providing credit enhancement with respect to any Debt or equity security of any Credit Party or to secure any Credit Party’s obligations with respect to Hedge Transactions other than Hedge Transactions with a Bank or an Affiliate of a Bank.
2.8.Amendments to Section 14.8 of the Credit Agreement. Clause (c) of Section 14.8 of the Credit Agreement is hereby amended by (a) inserting the phrase “or delayed” at the end of the parenthetical contained in clause (ii) thereof and (b) inserting the following sentence immediately after the first sentence of such clause (c), which new sentence shall read in full as follows:
Notwithstanding anything to the contrary contained in this Agreement, in no case shall an Assignee be Borrower, an Affiliate of Borrower or a natural person.
Section 3.Borrowing Base. The Borrowing Base shall be, effective as of the Fourth Amendment Effective Date, decreased from $1,250,000,000 to $1,150,000,000, and the Borrowing Base shall remain at $1,150,000,000 until the next Determination thereafter. Borrower and Banks agree that the Determination provided for in this Section 3 will constitute the Periodic Determination scheduled for on or about November 1, 2015 for the purposes of the Credit Agreement and shall not be construed or deemed to be a Special Determination for purposes of the Credit Agreement.

Section 4.Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof is subject to the following:
4.1.Administrative Agent shall have received counterparts of this Fourth Amendment from the Credit Parties and the Super Majority Banks.
4.2.Administrative Agent shall have received such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.
Administrative Agent shall notify Borrower and the Banks of the effectiveness of this Fourth Amendment, and such notice shall be conclusive and binding.
Section 5.Representations and Warranties; Etc. Each Credit Party hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Paper to which such Credit Party is a party are true and correct in all material respects as though made on and as of the date hereof except (i) to the extent any such representation and warranty is expressly made as of a specific earlier date, in which case, such representation and warranty was true as of such date and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) is true and correct in all respects, (b) no Defaults exist under the Loan Papers or will, after giving effect to this Fourth Amendment, exist under the Loan Papers and (c) no Material Adverse Change has occurred.
Section 6.Miscellaneous.
6.1.Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
6.2.Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Fourth Amendment, (b) ratifies and affirms its obligations under the Facility Guaranty and the other Loan Papers to which it is a party, (c) acknowledges, renews and extends its continued liability under the Facility Guaranty and the other Loan Papers to which it is a party (in each case, as amended hereby), (d) agrees that its guarantee under the Facility Guaranty and the other Loan Papers (in each case, as amended hereby) to which it is a party remains in full force and effect with respect to the Obligations, as amended hereby, (e) represents and warrants that (i) the execution, delivery and performance of this Fourth Amendment has been duly authorized by all necessary corporate or company action of the Credit Parties, (ii) this Fourth Amendment constitutes a valid and binding agreement of the Credit Parties, and (iii) this Fourth Amendment is enforceable against each Credit Party in accordance with its terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors’ rights generally, and (B) the availability of equitable remedies may be limited by equitable principles of general applicability, and (f) acknowledges and confirms that the amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations after giving effect to this Fourth Amendment.
6.3.Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.
6.4.No Oral Agreement. This written Fourth Amendment, the Credit Agreement and the other Loan Papers executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
6.5.Governing Law. This Fourth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.
6.6.Payment of Expenses. Borrower agrees to pay or reimburse Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.
6.7.Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.8.Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
6.9.Loan Paper. This Fourth Amendment shall constitute a “Loan Paper” for all purposes under the other Loan Papers.
6.10.Waiver of Jury Trial. Section 14.13 of the Credit Agreement is hereby incorporated by reference, mutatis mutandis.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed effective as of the date first written above.
BORROWER:                LAREDO PETROLEUM, INC.

By:    /s/ Richard C. Buterbaugh
Name:    Richard C. Buterbaugh
Title:    Executive V.P. & Chief Financial Officer

GUARANTORS:                LAREDO MIDSTREAM SERVICES, LLC

By:    /s/ Richard C. Buterbaugh
Name:    Richard C. Buterbaugh
Title:    Executive V.P. & Chief Financial Officer

GARDEN CITY MINERALS, LLC

By:    /s/ Richard C. Buterbaugh
Name:    Richard C. Buterbaugh
Title:    Executive V.P. & Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Bank

By:    /s/ Jason M. Hicks
Name:    Jason M. Hicks
Title:    Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Bank

By:    /s/ Michael Clayborne
Name:    Michael Clayborne
Title:    Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Bank

By:    /s/ David Morris
Name:    David Morris
Title:     Authorized Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SOCIETE GENERALE, as a Bank

By:    /s/ Elena Robciuc
Name:    Elena Robciuc
Title:    Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

MUFG UNION BANK, N.A., as a Bank

By:    /s/ Michael Dombroski
Name:    Michael Dombroski
Title:    Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS FINANCING, INC., as a Bank

By:    /s/ Gumaro Tijerina
Name:    Gumaro Tijerina
Title:    Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Bank

By:    /s/ Mark Sparrow
Name:    Mark Sparrow
Title:    Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Bank

By:    /s/ Michael Higgins
Name:    Michael Higgins
Title:    Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK, as a Bank

By:    /s/ Kathleen J. Bowen
Name:     Kathleen J. Bowen
Title:    Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BOKF, NA dba BANK OF OKLAHOMA,
as a Bank

By:    /s/ Cory J. Cristofferson
Name:    Cory J. Christofferson
Title:    Assistant Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as a Bank

By:    /s/ Kelly Graham
Name: Kelly Graham
Title:    Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK, as a Bank

By:    /s/ John S. Lesikar
Name:     John S. Lesikar
Title:    Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Bank

By:    /s/ Jerry Li
Name:     Jerry Li
Title:    Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Bank

By:    /s/ Luke Syme
Name:    Luke Syme
Title:    Assistant Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A., as a Bank

By:    /s/ M. Jarrod Bourgeois
Name:    M. Jarrod Bourgeois
Title:    Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Bank

By:    /s/ Nupur Kumar
Name:    Nupur Kumar
Title:    Authorized Signatory

By:    /s/ Jayant Rao
Name:    Jayant Rao
Title:    Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ING CAPITAL LLC, as a Bank

By:    /s/ Scott Lamoreaux
Name:    Scott Lamoreaux
Title:    Director

By:    /s/ Josh Strong
Name:    Josh Strong
Title:    Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK, as a Bank

By:    /s/ Yann Pirio
Name:    Yann Pirio
Title:    Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SCOTIABANC INC., as a Bank

By:    /s/ J.F. Todd
Name:    J.F. Todd
Title:    Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT